     As filed with the Securities and Exchange Commission on April 24, 2003
                         File Nos. 33-74534 and 811-8314


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 16                              [X]

                                       and


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 17                                             [X]


                                  -------------

                            SCHWAB ANNUITY PORTFOLIOS
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                               Randall W. Merk
                            Schwab Annuity Portfolios
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:


Richard W. Grant, Esq.             John Loder, Esq.                   Koji Felton, Esq.
Morgan Lewis & Bockius LLP         Ropes & Gray                       Charles Schwab Investment Management, Inc.
1701 Market Street                 One International Place            101 Montgomery Street
Philadelphia, PA 19103             Boston, MA 02110-2624              120K-14-109
                                                                      San Francisco, CA 94104


It is proposed that this filing will become effective (check appropriate box):

         [ ] Immediately upon filing pursuant to paragraph (b)


         [X] On April 30, 2003 pursuant to paragraph (b)


         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] On (date) pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)


         [ ] On (date) pursuant to paragraph (a)(2) of Rule 485


if appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   PROSPECTUS

                                 APRIL 30, 2003


                            ------------------------

                     SCHWAB MARKETTRACK GROWTH PORTFOLIO II

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                              ABOUT THE PORTFOLIO

  3       Schwab MarketTrack Growth Portfolio II
  4       Main Risks
  5       Performance
  6       Portfolio Fees and Expenses
  7       Financial Highlights
  8       Portfolio Management
  8       Investing in the Portfolio
  9       Transaction Policies
  9       Distributions and Taxes
 10       To Learn More

                     SCHWAB MARKETTRACK GROWTH PORTFOLIO II

                                      GOAL

THE PORTFOLIO'S GOAL IS TO SEEK HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.

                                    STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. THE PORTFOLIO'S TARGET ALLOCATION INCLUDES STOCK, BOND AND CASH INVESTMENTS.


The portfolio invests mainly in other SchwabFunds(R), particularly index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:



LARGE-CAP STOCK                  Schwab S&P 500 Fund. Seeks to track the S&P
                                 500(R) Index, a widely recognized index
                                 maintained by Standard & Poor's that includes
                                 500 U.S. publicly traded stocks chosen for market size, liquidity, and industry group.


SMALL-CAP STOCK                  Schwab Small-Cap Index Fund(R). Seeks to track
                                 the Schwab Small-Cap Index(R), which includes the second-largest 1,000 U.S. stocks as measured by market capitalization.


INTERNATIONAL STOCK              Schwab International Index Fund(R). Seeks to
                                 track the Schwab International Index(R), which includes the largest 350 stocks (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the United States.



BOND Schwab Total Bond Market Fund. Seeks to track the Lehman Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes. The portfolio's allocation focuses on stock investments, while including some bonds and cash investments to reduce volatility. The portfolio seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash and typically does not change its asset allocation. The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.

                                   MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.


MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.

OTHER RISK FACTORS


For the portion of the portfolio's assets that are invested in the bond market, a major risk is that bond prices generally fall when interest rates rise. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected, which could cause capital losses or reduce yields. While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index. This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.


The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.

By emphasizing stocks while including other investments to temper market risk, this portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.

                                  PERFORMANCE


Below are a chart and a table showing portfolio returns, that compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. These figures assume that all distributions were reinvested. The figures do not reflect the expenses of any life insurance company separate account that invests in the portfolio or of any annuity or life insurance contract issued by such life insurance company. Such expenses, if included, would lower the figures shown. Keep in mind that future performance may differ from past performance.


                              [PERFORMANCE GRAPH]
ANNUAL TOTAL RETURNS (%) AS OF 12/31

[BAR CHART]

1997                                                          24.54

1998                                                          13.07

1999                                                          19.63

2000                                                          -4.82

2001                                                          -8.40

2002                                                          -15.44



BEST QUARTER:   15.57%  Q4 1998


WORST QUARTER: -(14.04)%   Q3 2002



                                                                           SINCE
                                                                         INCEPTION
AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/02  1 YEAR    5 YEARS    OF PORTFOLIO()1
-----------------------------------------------  ------    -------    ---------------
Portfolio.....................................   (15.44)    (0.06)         4.27
S&P 500(R) Index..............................   (22.10)    (0.59)         5.18
Lehman Brothers Aggregate Bond Index..........    10.26      7.55          7.81


-------------------------
1 Inception: 11/01/1996.


The performance information above shows you how performance has varied from year-to-year and how it averages out over time.

                          PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in the portfolio's performance. As of December 31, 2002 these fees were approximately 0.50% of the portfolio's average net assets based on current investments, and may fluctuate.


FEE TABLE(%)


SHAREHOLDER FEES (% OF TRANSACTION AMOUNT)                        None
ANNUAL OPERATING EXPENSES (% OF AVERAGE NET ASSETS)



Management fees.............................................   0.44
Distribution (12b-1) fees...................................   None
Other expenses..............................................   0.56
                                                              -----
Total annual operating expenses.............................   1.00
EXPENSE REDUCTION...........................................  (0.50)
                                                              -----
NET OPERATING EXPENSES*.....................................   0.50
                                                              -----


-------------------------
* Guaranteed by Schwab and the investment adviser through 04/30/2004 (excluding interest, taxes and certain non-routine expenses).

EXPENSES ON A $10,000 INVESTMENT


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $51      $269      $504      $1,179

                              FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The figures do not reflect the expenses of any life insurance company separate account that invests in the portfolio or of any annuity or life insurance contract issued by such life insurance company. Such expenses, if included, would lower the figures shown. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                     SCHWAB MARKETTRACK GROWTH PORTFOLIO II



                                                1/1/02-    1/1/01-      1/1/00-    1/1/99-    1/1/98-
                                                12/31/02   12/31/01     12/31/00   12/31/99   12/31/98
                                                --------   --------     --------   --------   --------
PER-SHARE DATA($)
Net asset value at beginning of period........    12.99     14.81        15.84      14.24      12.95
                                                 ------     -----        -----      -----      -----
INCOME OR LOSS FROM INVESTMENT OPERATIONS:
  Net investment income.......................     0.17      0.18         0.35       0.15       0.17
  Net realized and unrealized gains or
     losses...................................    (2.17)    (1.43)       (1.13)      2.63       1.52
                                                 ------     -----        -----      -----      -----
  Total income or loss from investment
     operations...............................    (2.00)    (1.25)       (0.78)      2.78       1.69
LESS DISTRIBUTIONS:
  Dividends from net investment income........    (0.20)    (0.35)       (0.14)     (0.18)     (0.15)
  Distributions from net realized gains.......    (0.04)    (0.22)       (0.11)     (1.00)     (0.25)
                                                 ------     -----        -----      -----      -----
  Total distributions.........................    (0.24)    (0.57)       (0.25)     (1.18)     (0.40)
                                                 ------     -----        -----      -----      -----
  Net asset value at end of period............    10.75     12.99        14.81      15.84      14.24
                                                 ------     -----        -----      -----      -----
TOTAL RETURN(%)...............................   (15.44)    (8.40)       (4.82)     19.63      13.07
RATIOS/SUPPLEMENTAL DATA(%)
Ratio of net operating expenses to average net
  assets 2....................................     0.50      0.50         0.55 1     0.56       0.57
Expense reductions reflected in above ratio...     0.50      0.32         0.28       0.53       0.71
Ratio of net investment income to average net
  assets......................................     1.59      1.67         2.80       1.32       1.64
Portfolio turnover rate.......................       30        13           19         14         67
Net assets, end of period ($ x 1,000,000).....       20        22           22         19         14


-------------------------
1 Would have been 0.56% if certain non-routine expenses (proxy fees) had been included.

2 The expense incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

                              PORTFOLIO MANAGEMENT


THE INVESTMENT ADVISER for the portfolio is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R) and has nearly $143 billion under management. The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 12/31/02.)



As the investment adviser, the firm oversees the asset management and administration of the portfolio. As compensation for these services, the firm receives a management fee from the portfolio. For the 12 months ended 12/31/02, this fee was 0.00% for the MarketTrack Growth Portfolio II. This figure, which is expressed as a percentage of the portfolio's average daily net assets, represents the actual amounts paid, including the effects of reductions.


GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of the equity portion of the MarketTrack Growth Portfolio II. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.


KIMON DAIFOTIS, CFA, is a vice president and senior portfolio manager of the investment adviser. Since joining the firm in September 1997, he has had overall responsibility for the day-to-day management of the bond and cash portions of the MarketTrack Growth Portfolio II. Prior to joining Schwab, he worked for more than 18 years in research and asset management.


                           INVESTING IN THE PORTFOLIO

Shares of the portfolio are sold on a continuous no load basis and are currently available exclusively for variable annuity and variable life insurance separate accounts, and in the future may be offered to tax-qualified retirement plans (tax qualified plans). Variable life and variable annuity contract (variable contract) investors also should review the separate account prospectus prepared by their insurance company.

Although shares of the portfolio are not available for purchase directly by the general public, you may nevertheless allocate account value under your variable contract to and from the portfolio in accordance with the terms of your variable contract. Please refer to the appropriate separate account prospectus for further information on how to make an allocation and how to purchase or surrender your variable contract.

Shares of the portfolio are expected to be offered to participating insurance companies and their separate accounts to fund benefits under variable contracts and variable life insurance policies as well as to tax qualified plans. The relationships of tax qualified plans and plan participants to the portfolio would be subject, in part, to the provisions of the individual tax qualified plans and applicable law. Accordingly, such relationships could be different from those described in this prospectus for separate accounts and variable contract owners in such areas, for example, as tax matters and voting privileges.

The portfolio does not foresee any disadvantage to variable contract or variable life insurance policy owners or plan participants arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of variable contracts and variable life insurance policies (and the interests of any plan participants) to conflict. For example, violation of the federal tax laws by one separate account investing in the portfolio could cause the variable contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. At the same time, if these arrangements are implemented, the portfolio, the participating insurance companies, and any tax qualified plans investing in the portfolio would be subject to conditions imposed by the SEC that are designed to prevent or remedy any such conflicts. These conditions would require the Board of Trustees to monitor events in order to identify the existence of any material, irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken in response to any such conflict. If a material, irreconcilable conflict arises involving separate accounts or tax qualified plans, a separate account or tax qualified plan may be required to withdraw its participation in the portfolio.

                              TRANSACTION POLICIES

THE PORTFOLIO IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN.

THE PORTFOLIO CALCULATES ITS SHARE PRICE EACH BUSINESS DAY after the close of the NYSE (generally 4:00 p.m. Eastern time). The portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Purchase and redemption orders from separate accounts investing in the portfolio that are received and accepted by a participating insurance company, as the portfolio's designee, prior to the close of the portfolio (generally 4 p.m. Eastern time) will be executed at the portfolio's NAV determined that day. The portfolio may take up to seven days to pay sales proceeds to a participating insurance company.

All orders to purchase shares of the portfolio are subject to acceptance by the portfolio and are not binding until confirmed or accepted in writing.


In valuing underlying fund investments, the portfolio uses the NAVs reported by its underlying funds. In valuing other portfolio securities, the portfolio uses market quotes if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, the portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.


Shareholders of the MarketTrack Growth Portfolio II should be aware that because foreign markets are often open on weekends and other days when the portfolio is closed, the value of some of the portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolio.

The portfolio reserves certain rights, including the following:

     - To refuse any purchase order, including large purchase orders that may negatively impact its operations and orders that appear to be associated with short-term trading activities.

     - To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

     - To withdraw or suspend any part of the offering made by this prospectus.

                            DISTRIBUTIONS AND TAXES

The portfolio will distribute substantially all of its net investment income and capital gains, if any, to the participating insurance company separate accounts each year in December. Distributions are normally reinvested pursuant to elections by the separate accounts.

The portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains.

The portfolio must meet asset diversification requirements under Section 817(h) of the Code and the related regulations issued by the Internal Revenue Service. The portfolio intends to comply with these diversification requirements.

For more information regarding the federal income tax consequences of investing in the portfolio, see "Federal Income Taxes" in the SAI. For information concerning the tax consequences of variable contract ownership, variable contract owners should consult the appropriate separate account prospectus.

                     SCHWAB MARKETTRACK GROWTH PORTFOLIO II

                                 TO LEARN MORE

This prospectus contains important information on the portfolio and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R), or a participating insurance company. You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab Annuity Portfolios 811-8314

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102

1-202-942-8090 (Public Reference Section)

www.sec.gov
publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000


SCHWAB INSURANCE SERVICES
WWW.SCHWAB.COM/ANNUITIES
1-800-838-0650 (IN NEW YORK 1-800-838-0649)

                            ------------------------

                                   PROSPECTUS

                                 APRIL 30, 2003

                            ------------------------

                                   PROSPECTUS

                                 APRIL 30, 2003

                            ------------------------


                            SCHWAB S&P 500 PORTFOLIO


As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                              ABOUT THE PORTFOLIO


  3       Schwab S&P 500 Portfolio
  4       Main Risks
  5       Performance
  6       Portfolio Fees and Expenses
  7       Financial Highlights
  8       Portfolio Management
  8       Investing in the Portfolio
  9       Transaction Policies
  9       Distributions and Taxes
 10       To Learn More

                            SCHWAB S&P 500 PORTFOLIO

                                      GOAL

THE PORTFOLIO'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.

                                     INDEX


THE S&P 500 INDEX INCLUDES THE COMMON STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in proportion to its total market value.


                                    STRATEGY


TO PURSUE ITS GOAL, THE PORTFOLIO GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the portfolio's policy that under normal circumstances it will invest at least 80% of total assets in these stocks; typically, the actual percentage is considerably higher. The portfolio generally gives the same weight to a given stock as the index does.



Like many index funds, the portfolio also may invest in futures contracts and lend its securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the portfolio incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the portfolio potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the portfolio's performance normally is below that of the index. Also, because the composition of the index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.


LARGE-CAP STOCKS


Although the 500 companies in the index constitute only about 9% of all the publicly traded companies in the United States, they represent approximately 80% of the total value of the U.S. stock market. (All figures are as of 12/31/02.)


Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance. Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.

The portfolio is designed for long-term investors. Its performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.


YOUR INVESTMENT FOLLOWS THE LARGE-CAP PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the portfolio does not take steps to reduce market exposure or to lessen the effects of a declining market.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks. As a result, whenever these stocks underperform mid-or small-cap stocks, the portfolio may also underperform portfolios that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the portfolio's performance also will lag those investments.

OTHER RISK FACTORS


Although the portfolio mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the portfolio tracks the performance of the index. For example, futures contracts, which the portfolio may use to gain exposure to the index for its cash balances, could cause the portfolio to track the index less closely if they don't perform as expected.


The portfolio also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the portfolio's performance could be reduced.


Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this portfolio.


INDEX OWNERSHIP


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Portfolio. The S&P 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio.


More complete information may be found in the Statement of Additional Information (see back cover).

                                  PERFORMANCE


Below are a chart and a table showing portfolio returns, that compares portfolio performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. These figures assume that all distributions were reinvested. The figures do not reflect the expenses of any life insurance company separate account that invests in the portfolio or of any annuity or life insurance contract issued by such life insurance company. Such expenses, if included, would lower the figures shown. Keep in mind that future performance may differ from past performance.


                              [PERFORMANCE GRAPH]
ANNUAL TOTAL RETURNS (%) AS OF 12/31

[BAR CHART]

1997                                                             23.46

1998                                                             18.06

1999                                                             20.47

2000                                                             -9.34

2001                                                            -12.16

2002                                                            -22.43



BEST QUARTER:   21.20% Q4 1998


WORST QUARTER:   -(17.43)% Q3 2002



                                                                             SINCE
                                                                           INCEPTION
AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2002  1 YEAR    5 YEARS    OF PORTFOLIO(1)
-------------------------------------------------  ------    -------    ---------------
Portfolio......................................    (22.43)    (0.96)          4.72
S&P 500(R) Index...............................    (22.10)    (0.59)          5.18


-------------------------
(1) Inception: 11/01/1996.


The performance information above shows you how performance has varied from year-to-year and how it averages out over time.

                          PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in the total return.

FEE TABLE(%)


SHAREHOLDER FEES (% OF TRANSACTION AMOUNT)                        None


ANNUAL OPERATING EXPENSES (% OF AVERAGE NET ASSETS)


Management fees.............................................   0.20
Distribution (12b-1) fees...................................   None
Other expenses..............................................   0.15
                                                              -----
Total annual operating expenses.............................   0.35
EXPENSE REDUCTION...........................................  (0.07)
                                                              -----
NET OPERATING EXPENSES*.....................................   0.28
                                                              -----


-------------------------
* Guaranteed by Schwab and the investment adviser through 04/30/2004 (excluding interest, taxes and certain non-routine expenses).

EXPENSES ON A $10,000 INVESTMENT


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $29      $105      $189       $436

                              FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The figures do not reflect the expenses of any life insurance company separate account that invests in the portfolio or of any annuity or life insurance contract issued by such life insurance company. Such expenses, if included, would lower the figures shown. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                            SCHWAB S&P 500 PORTFOLIO


                                                1/1/02-    1/1/01-      1/1/00-    1/1/99-    1/1/98-
INVESTOR SHARES                                 12/31/02   12/31/01     12/31/00   12/31/99   12/31/98
----------------------------------------------  --------   --------     --------   --------   --------
PER-SHARE DATA($)
Net asset value at beginning of period........    16.54      19.02       21.26      17.78      13.94
                                                 ------     ------       -----      -----      -----
INCOME OR LOSS FROM INVESTMENT OPERATIONS:
  Net investment income.......................     0.19       0.15        0.18       0.16       0.13
  Net realized and unrealized gains or
     losses...................................    (3.90)     (2.46)      (2.17)      3.47       3.78
                                                 ------     ------       -----      -----      -----
  Total income or loss from investment
     operations...............................    (3.71)     (2.31)      (1.99)      3.63       3.91
LESS DISTRIBUTIONS:
  Dividends from net investment income........    (0.17)     (0.17)      (0.19)     (0.14)     (0.06)
  Distributions from net realized gains.......       --         --       (0.06)     (0.01)     (0.01)
                                                 ------     ------       -----      -----      -----
  Total distributions.........................    (0.17)     (0.17)      (0.25)     (0.15)     (0.07)
                                                 ------     ------       -----      -----      -----
Net asset value at end of period..............    12.66      16.54       19.02      21.26      17.78
                                                 ------     ------       -----      -----      -----
TOTAL RETURN(%)...............................   (22.43)    (12.16)      (9.34)     20.47      28.06
RATIOS/SUPPLEMENTAL DATA(%)
Ratio of net operating expenses to average net
  assets......................................     0.28       0.28        0.28 1     0.28       0.28
Expense reductions reflected in above ratio...     0.07       0.05        0.02       0.06       0.27
Ratio of net investment income to average net
  assets......................................     1.33       1.09        0.99       1.14       1.52
Portfolio turnover rate.......................       11          5          10          7          7
Net assets, end of period ($ x 1,000,000).....       98        128         126        130         84


-------------------------

1 Would have been 0.29% if certain non-routine expenses (proxy fees) had been included.

                              PORTFOLIO MANAGEMENT


THE INVESTMENT ADVISER for the portfolio is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R) and has nearly $143 billion under management. The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 12/31/2002.)



As the investment adviser, the firm oversees the asset management and administration of the portfolio. As compensation for these services, the firm receives a management fee from the portfolio. For the 12 months ended 12/31/2002, this fee was 0.13% for the S&P 500 Portfolio. This figure, which is expressed as a percentage of the portfolio's average daily net assets, represents the actual amounts paid, including the effects of reductions.


GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of, and has overall responsibility for, the S&P 500 Portfolio. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.

                           INVESTING IN THE PORTFOLIO

Shares of the portfolio are sold on a continuous no load basis and are currently available exclusively for variable annuity and variable life insurance separate accounts, and in the future may be offered to tax-qualified retirement plans (tax qualified plans). Variable life and variable annuity contract (variable contract) investors also should review the separate account prospectus prepared by their insurance company.

Although shares of the portfolio are not available for purchase directly by the general public, you may nevertheless allocate account value under your variable contract to and from the portfolio in accordance with the terms of your variable contract. Please refer to the appropriate separate account prospectus for further information on how to make an allocation and how to purchase or surrender your variable contract.

Shares of the portfolio are expected to be offered to participating insurance companies and their separate accounts to fund benefits under variable contracts and variable life insurance policies as well as to tax qualified plans. The relationships of tax qualified plans and plan participants to the portfolio would be subject, in part, to the provisions of the individual tax qualified plans and applicable law. Accordingly, such relationships could be different from those described in this prospectus for separate accounts and variable contract owners in such areas, for example, as tax matters and voting privileges.

The portfolio does not foresee any disadvantage to variable contract or variable life insurance policy owners or plan participants arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of variable contracts and variable life insurance policies (and the interests of any plan participants) to conflict. For example, violation of the federal tax laws by one separate account investing in the portfolio could cause the variable contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. At the same time, if these arrangements are implemented, the portfolio, the participating insurance companies, and any tax qualified plans investing in the portfolio would be subject to conditions imposed by the SEC that are designed to prevent or remedy any such conflicts. These conditions would require the Board of Trustees to monitor events in order to identify the existence of any material, irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken in response to any such conflict. If a material, irreconcilable conflict arises involving separate accounts or tax qualified plans, a separate account or tax qualified plan may be required to withdraw its participation in the portfolio.

                              TRANSACTION POLICIES

THE PORTFOLIO IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN.

THE PORTFOLIO CALCULATES ITS SHARE PRICE EACH BUSINESS DAY after the close of the NYSE. The portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Purchase and redemption orders from separate accounts investing in the portfolio that are received and accepted by a participating insurance company, as the portfolio's designee, prior to the close of the portfolio (generally 4:00 p.m. Eastern time) will be executed at the portfolio's NAV determined that day. The portfolio may take up to seven days to pay sales proceeds to a participating insurance company.

All orders to purchase shares of the portfolio are subject to acceptance by the portfolio and are not binding until confirmed or accepted in writing.


In valuing its securities, the portfolio uses market quotes if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, the portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.


The portfolio reserves certain rights, including the following:

     - To refuse any purchase order, including large purchase orders that may negatively impact its operations and orders that appear to be associated with short-term trading activities.

     - To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

     - To withdraw or suspend any part of the offering made by this prospectus.

                            DISTRIBUTIONS AND TAXES

The portfolio will distribute substantially all of its net investment income and capital gains, if any, to the participating insurance company separate accounts each year in December. Distributions are normally reinvested pursuant to elections by the separate accounts.

The portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains.

The portfolio must meet asset diversification requirements under Section 817(h) of the Code and the related regulations issued by the Internal Revenue Service. The portfolio intends to comply with these diversification requirements.

For more information regarding the federal income tax consequences of investing in the portfolio, see "Federal Income Taxes" in the SAI. For information concerning the tax consequences of variable contract ownership, variable contract owners should consult the appropriate separate account prospectus.

                            SCHWAB S&P 500 PORTFOLIO

                                 TO LEARN MORE

This prospectus contains important information on the portfolio and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R), or a participating insurance company. You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab Annuity Portfolios 811-8314

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000


SCHWAB INSURANCE SERVICES
WWW.SCHWAB.COM/ANNUITIES
1-800-838-0650 (IN NEW YORK 1-800-838-0649)

                            ------------------------

                                   PROSPECTUS

                                 APRIL 30, 2003

                            ------------------------

                                   PROSPECTUS

                                 APRIL 30, 2003

                            ------------------------

                         SCHWAB MONEY MARKET PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                              ABOUT THE PORTFOLIO

  3       Schwab Money Market Portfolio
  4       Main Risks
  5       Performance
  6       Portfolio Fees and Expenses
  7       Financial Highlights
  8       Portfolio Management
  8       Investing in the Portfolio
  9       Transaction Policies
  9       Distributions and Taxes
 10       To Learn More

                         SCHWAB MONEY MARKET PORTFOLIO

                                      GOAL

THE PORTFOLIO'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

                                    STRATEGY

To pursue its goal, the portfolio invests in high-quality short-term money market investments issued by U.S. and foreign issuers, such as:

     - U.S. government securities and U.S. treasury securities

     - commercial paper, including asset-backed commercial paper and promissory notes

     - certificates of deposit and time deposits

     - variable- and floating-rate debt securities

     - bank notes and bankers' acceptances

     - repurchase agreements

All of these investments must be denominated in U.S. dollars, including those that are issued by foreign issuers.


In choosing securities, the portfolio's manager seeks to maximize current income within the limits of the portfolio's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.


The investment adviser's credit research department analyzes and monitors the securities that the portfolio owns or is considering buying. The manager may adjust the portfolio's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the portfolio seeks to maintain a stable $1 share price.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

     - Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

     - Diversification: requirements for diversification limit the portfolio's exposure to any given issuer.

     - Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

                                   MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the portfolio's yield will change over time. During periods when interest rates are low, the portfolio's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share it is possible to lose money by investing in the portfolio.

THE PORTFOLIO COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the portfolio's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE PORTFOLIO'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the portfolio's yields at times could lag those of other money market funds. The portfolio's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE PORTFOLIO IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

This portfolio may be appropriate for investors interested in high money market returns.

                                  PERFORMANCE


Below are a chart and a table showing portfolio returns and performance (which varies over time). These figures assume that all distributions were reinvested. The figures do not reflect the expenses of any life insurance company separate account that invests in the portfolio or of any annuity or life insurance contract issued by such life insurance company. Such expenses, if included, would lower the figures shown. Keep in mind that future performance may differ from past performance.


                              [PERFORMANCE GRAPH]
ANNUAL TOTAL RETURNS (%) AS OF 12/31/2002

[BAR CHART]

1995                                                              5.26

1996                                                              4.98

1997                                                              5.12

1998                                                              5.07

1999                                                              4.69

2000                                                              5.95

2001                                                              3.72

2002                                                              1.32



BEST QUARTER:   1.54%  Q4 2000


WORST QUARTER:   0.30%  Q4 2002



                                                                                    SINCE
                                                                                  INCEPTION
AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2002             1 YEAR   5 YEARS       ()1
-------------------------------------------------             ------   -------   -----------
Money Market Portfolio......................................   1.32     4.14        4.46


-------------------------
1 Inception: 5/3/1994


The portfolio's seven-day yield as of 12/31/2002 was 0.97%.



Call toll-free 1-800-838-0650 (in New York 1-800-838-0649) for a current seven-day yield.

                          PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return.

FEE TABLE(%)


SHAREHOLDER FEES (% OF TRANSACTION AMOUNT)                        None


ANNUAL OPERATING EXPENSES (% OF AVERAGE NET ASSETS)


Management fees.............................................  0.38
Distribution (12b-1) fees...................................  None
Other expenses..............................................  0.10
                                                              ----
Total annual operating expenses.............................  0.48*


-------------------------

* Guaranteed by Schwab and the investment adviser not to exceed 0.50% through 4/30/2004 (excluding interest, taxes and certain non-routine expenses).


EXPENSES ON A $10,000 INVESTMENT:


Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $49      $154      $269       $604

                              FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The figures do not reflect the expenses of any life insurance company separate account that invests in the portfolio or of any annuity or life insurance contract issued by such life insurance company. Such expenses, if included, would lower the figures shown. The portfolio's independent accounts, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                         SCHWAB MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                1/1/02-    1/1/01-    1/1/00-    1/1/99-    1/1/98-
                                                12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                                                --------   --------   --------   --------   --------
PER-SHARE DATA($)
Net asset value at beginning of period........    1.00       1.00       1.00       1.00       1.00
                                                 -----      -----      -----      -----      -----
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.......................    0.01       0.04       0.06       0.05       0.05
                                                 -----      -----      -----      -----      -----
LESS DISTRIBUTIONS:
  Dividends from net investment income........   (0.01)     (0.04)     (0.06)     (0.05)     (0.05)
                                                 -----      -----      -----      -----      -----
Net asset value at end of period..............    1.00       1.00       1.00       1.00       1.00
                                                 -----      -----      -----      -----      -----
TOTAL RETURN(%)...............................    1.32       3.72       5.95       4.69       5.07
RATIOS/SUPPLEMENTAL DATA(%)
Ratio of net operating expenses to average net
  assets......................................    0.48       0.49       0.48 1     0.50       0.50
Expense reductions reflected in above ratio...      -- 2     0.01       0.02       0.10       0.11
Ratio of net investment income to average net
  assets......................................    1.31       3.55       5.81       4.62       4.91
Net assets, end of period ($ x 1,000,000).....     215        204        160        120         78


-------------------------
1 Would have been 0.49% if certain non-routine expenses (proxy fees) had been included.

2 Expense reductions round to less than 0.01.

                              PORTFOLIO MANAGEMENT


THE INVESTMENT ADVISER for the portfolio is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R) and has nearly $143 billion under management. The firm manages assets for more than 6 million shareholder accounts. (All figures on this page are as of 12/31/2002.)



As the investment adviser, the firm oversees the asset management and administration of the portfolio. As compensation for these services, the firm receives a management fee from the portfolio. For the 12 months ended 12/31/2002, this fee was 0.38% for the portfolio. This figure, which is expressed as a percentage of the portfolio's average daily net assets, represents the actual amount paid, including the effects of reductions.


                           INVESTING IN THE PORTFOLIO

Shares of the portfolio are sold on a continuous no load basis and are currently available exclusively for variable annuity and variable life insurance separate accounts, and in the future may be offered to tax-qualified retirement plans (tax qualified plans). Variable life and variable annuity contract (variable contract) investors also should review the separate account prospectus prepared by their insurance company.

Although shares of the portfolio are not available for purchase directly by the general public, you may nevertheless allocate account value under your variable contract to and from the portfolio in accordance with the terms of your variable contract. Please refer to the appropriate separate account prospectus for further information on how to make an allocation and how to purchase or surrender your variable contract.

Shares of the portfolio are expected to be offered to participating insurance companies and their separate accounts to fund benefits under variable contracts and variable life insurance policies as well as to tax qualified plans. The relationships of tax qualified plans and plan participants to the portfolio would be subject, in part, to the provisions of the individual tax qualified plans and applicable law. Accordingly, such relationships could be different from those described in this prospectus for separate accounts and variable contract owners in such areas, for example, as tax matters and voting privileges.

The portfolio does not foresee any disadvantage to variable contract or variable life insurance policy owners or plan participants arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of variable contracts and variable life insurance policies (and the interests of any plan participants) to conflict. For example, violation of the federal tax laws by one separate account investing in the portfolio could cause the variable contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. At the same time, if these arrangements are implemented, the portfolio, the participating insurance companies, and any tax qualified plans investing in the portfolio would be subject to conditions imposed by the SEC that are designed to prevent or remedy any such conflicts. These conditions would require the Board of Trustees to monitor events in order to identify the existence of any material, irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken in response to any such conflict. If a material, irreconcilable conflict arises involving separate accounts or tax qualified plans, a separate account or tax qualified plan may be required to withdraw its participation in the portfolio.

                              TRANSACTION POLICIES

THE PORTFOLIO IS OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE (NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. THE PORTFOLIO RESERVES THE RIGHT TO OPEN FOR BUSINESS ON DAYS THE NYSE IS CLOSED BUT THE FED IS OPEN.

THE PORTFOLIO CALCULATES ITS SHARE PRICE EACH BUSINESS DAY after the close of the NYSE (generally 4:00 p.m. Eastern time). The portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. The portfolio seeks to maintain a stable NAV of $1. Purchase and redemption orders from separate accounts investing in the portfolio that are received and accepted by a participating insurance company, as the portfolio's designee, prior to the close of the portfolio (generally 4:00 p.m. Eastern time) will be executed at the portfolio's NAV determined that day. The portfolio may take up to seven days to pay sales proceeds to a participating insurance company.

All orders to purchase shares of the portfolio are subject to acceptance by the portfolio and are not binding until confirmed or accepted in writing.

The portfolio values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

The portfolio reserves certain rights, including the following:

     - To refuse any purchase order, including large purchase orders that may negatively impact its operations and orders that appear to be associated with short-term trading activities.

     - To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

     - To withdraw or suspend any part of the offering made by this prospectus.

                            DISTRIBUTIONS AND TAXES

The portfolio declares a dividend every business day, and pays a dividend to the participating insurance company separate accounts every month, except that in December dividends are paid by the last business day of the month. Distributions are normally reinvested pursuant to elections by the separate accounts.

The portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains.

The portfolio must meet asset diversification requirements under Section 817(h) of the Code and the related regulations issued by the Internal Revenue Service. The portfolio intends to comply with these diversification requirements.

For more information regarding the federal income tax consequences of investing in the portfolio, see "Federal Income Taxes" in the SAI. For information concerning the tax consequences of variable contract ownership, variable contract owners should consult the appropriate separate account prospectus.

                         SCHWAB MONEY MARKET PORTFOLIO

                                 TO LEARN MORE

This prospectus contains important information on the portfolio and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R), or a participating insurance company. You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab Annuity Portfolios 811-8314

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000


SCHWAB INSURANCE SERVICES
WWW.SCHWAB.COM/ANNUITIES
1-800-838-0650 (IN NEW YORK 1-800-838-0649)

                            ------------------------

                                   PROSPECTUS

                                 APRIL 30, 2003

                            ------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                            SCHWAB ANNUITY PORTFOLIOS
             SCHWAB MONEY MARKET PORTFOLIO (MONEY MARKET PORTFOLIO)
            SCHWAB MARKETTRACK GROWTH PORTFOLIO II (GROWTH PORTFOLIO)
                  SCHWAB S&P 500 PORTFOLIO (S&P 500 PORTFOLIO)



                                 APRIL 30, 2003



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectuses dated April 30, 2003 (as amended from time to time).



To obtain a free copy of the prospectus, please contact the Schwab Insurance Services at Charles Schwab & Co., Inc. at 1-800-838-0650, in New York call 1-800-838-0649. The prospectuses also may be available on the Internet at: http://www.schwab.com.


The portfolios' most recent annual reports are separate documents supplied with the SAI and include the portfolios' audited financial statements, which are incorporated by reference into this SAI.

The portfolios are a series of Schwab Annuity Portfolios (the trust).

                                TABLE OF CONTENTS


                                                                                                Page
                                                                                                ----
INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES,
RISKS AND LIMITATIONS.......................................................................      2
MANAGEMENT OF THE PORTFOLIOS................................................................     23
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................................     34
INVESTMENT ADVISORY AND OTHER SERVICES......................................................     35
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................................     37
DESCRIPTION OF THE TRUST....................................................................     41
PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF SHAREHOLDER DOCUMENTS............     42
TAXATION....................................................................................     43
CALCULATION OF PERFORMANCE DATA.............................................................     45
APPENDIX....................................................................................     47

            INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND
                                  LIMITATIONS

                              INVESTMENT OBJECTIVES

The MONEY MARKET PORTFOLIO seeks the highest current income consistent with stability of capital and liquidity.

The GROWTH PORTFOLIO seeks high capital growth with less volatility than an all stock portfolio.

The S&P 500 PORTFOLIO'S investment objective is to seek to track the price and dividend performance (total return) of common stocks of U.S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

The S&P 500 is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The S&P 500 Portfolio may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


It is the Schwab S&P 500 Portfolio's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the S&P 500. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.



The S&P 500 Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Portfolio particularly, or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the S&P 500 Portfolio. S&P has no obligation to take the needs of the S&P 500 Portfolio or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of S&P 500 Portfolio shares or in the determination or calculation of the equation by which the S&P 500 Portfolio's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Portfolio's shares.


S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab

S&P 500 Portfolio, its shareholders or any other person or entity from the use of the S&P 500 Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.



Each portfolio's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the portfolios means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a portfolio are represented at the meeting or (b) more than 50% of the outstanding voting shares of a portfolio.



The following investment securities, strategies, risks and limitations supplement those set forth in the prospectuses and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations. Additionally, for purposes of calculating any restriction for the Money Market Portfolio, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the 1940 Act), unless otherwise noted. The Money Market Portfolio operates as a money market fund and seeks to comply with the requirements of Rule 2a-7 under the 1940 Act, as that Rule may be amended or interpreted from time to time. The Rule's key provisions govern the maturity, quality and diversification of the portfolio's investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 90 days or less, both calculated as described in the Rule. In addition, money funds may only invest in "eligible securities," which are securities rated in one of the two highest categories for short-term securities by nationally recognized statistical rating organizations (NSROs) or, if unrated, determined to be of equivalent quality by a fund's adviser. The Money Market Portfolio is also subject to diversification requirements which generally limits portfolio exposure to any one issuer or guarantor to either 5% or 10% respectively. Not all investment securities or techniques discussed below are eligible investments for each portfolio, and not all investments that may be made by underlying funds of the Growth Portfolio are currently known. A portfolio or underlying fund of the Growth Portfolio will invest in securities or engage in techniques that are intended to help achieve its investment objective. There is no guarantee the portfolios will achieve their objectives.


                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit support for these securities is limited to the underlying assets, but, in other cases additional credit support may also be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Based on the primary characteristics of the various types of asset-backed securities, for purposes of a portfolio's concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. The Money Market Portfolio will limit its investments in each such industry to less than 25% of its net assets.


BANKERS' ACCEPTANCES OR NOTES are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The Money Market Portfolio will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.


BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The SchwabFunds(R) bond fund that the Growth Portfolio may currently invest in is the Schwab Total Bond Market Index Fund.


BORROWING may subject a portfolio to interest costs, which may exceed the income received on the securities purchased with the borrowed funds. A portfolio normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the Money Market Portfolio will not purchase securities while borrowings are outstanding, and the Growth Portfolio and S&P 500 Portfolio will not purchase securities while borrowings represent more than 5% of its total assets.


A portfolio will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). Each portfolio may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a portfolio within 60 days and is not extended or renewed. Each portfolio intends to use the lines to meet large or unexpected redemptions that would otherwise force a portfolio to liquidate securities under circumstances which are unfavorable to the portfolio's remaining contract holders. Each portfolio will pay a fee to the bank for using the lines.



CERTIFICATES OF DEPOSIT OR TIME DEPOSITS are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The Money Market Portfolio will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits in excess of $100 million.


COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Based on primary characteristics of non-U.S. (foreign) banks, the portfolios have identified each foreign country as a separate bank industry for purposes of each portfolio's concentration policy. Each portfolio will limit its investments in securities issued by foreign banks in each country to less than 25% of its net assets. The Growth Portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated. The S&P 500 Portfolio will not concentrate its investments unless the S&P 500 Index is so concentrated. The Money Market Portfolio reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks and U.S branches of foreign banks (which the portfolio has determined to be subject to the same regulations as U.S. banks).



CREDIT AND LIQUIDITY SUPPORTS OR ENHANCEMENTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio.



DEBT INSTRUMENTS are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. Fixed income securities are debt obligations. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt instruments experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.



Conversely, in a rising interest rate environment, prepayment on outstanding debt instruments generally will not occur. This is known as extension risk and may cause the value of debt instruments to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.



Debt instruments also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."


The Growth Portfolio and its underlying funds may invest in investment grade securities which are medium- and high-quality, although some still may have varying degrees of speculative characteristics and risks. Debt securities rated below investment grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment grade securities.




DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a portfolio until the security is delivered. A portfolio will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a portfolio sells a security on a delayed-delivery basis, the portfolio does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a portfolio could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio is a series of an open-end investment management company. Each portfolio is a diversified mutual fund. In addition, the Money Market Portfolio follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds. Generally, these requirements prohibit a money market fund from purchasing a security if more than 5% of its total assets would be invested in the securities of a single issuer, although a money market fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. U.S. government and certain other securities are not subject to this particular regulation.

Each portfolio also must comply with certain IRS regulations that impose asset diversification requirements. See "Taxation" for more information.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.


EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.



Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.


Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.


Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a portfolio may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios and/or underlying funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio, and its ability to meet a large number of shareholder redemption requests.


Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio to miss attractive investment opportunities. Losses to a portfolio arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a portfolio or underlying fund.


Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the Growth Portfolio or its underlying funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the portfolio or underlying fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the portfolio or underlying funds.





FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the Growth Portfolio or its underlying funds may engage in currency exchange contracts in order to secure exchange rates for portfolio or underlying fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or underlying fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the portfolio or underlying fund could sustain a loss.

Underlying funds of the Growth Portfolio also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase).


Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of a portfolio.



FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission ("CFTC") licenses and regulates on foreign exchanges.



Each portfolio must maintain a small portion of its assets in cash to process shareholder transactions in and out of the portfolio and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio may purchase futures contracts. Such transactions allow a portfolio's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the Growth Portfolio or its underlying funds may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell.



When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily as the values of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A portfolio's or underlying fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a portfolio will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws. Underlying funds may have the same or different arrangements.



While a portfolio intends to purchase and sell futures contracts in order to simulate full investment in their respective indices, there are risks associated with these transactions. Adverse market movements could cause a portfolio to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a portfolio had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a portfolio incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.



Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a portfolio seeks to close out a futures position. If a portfolio or an underlying fund is unable to close out its position and prices move adversely, the portfolio or underlying fund would have to continue to make daily cash payments to maintain its margin requirements. If a portfolio or an underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a portfolio or an underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A portfolio or an underlying fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.





ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a portfolio has valued the instruments. The liquidity of a portfolio's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INDEXING STRATEGIES involve tracking the securities represented in, and, therefore, performance of, an index. The S&P 500 Portfolio normally will invest at least 80% of its total assets in the securities of its index. The Growth Portfolio invests mainly in other SchwabFunds(R), particularly index funds, which seek to track the total returns of various market indices. Each of these index funds normally will primarily invest its assets in the securities of its index. Moreover, each of these index funds will invest so that its portfolio performs similarly to that of its index. Each index fund tries to generally match its holdings in a particular security to its weight in the index. Each index fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as index funds incur operating and trading expenses unlike their indices. An index fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for the portfolio or index fund.


INTERFUND BORROWING AND LENDING. A portfolio may borrow money from and/or lend money to other portfolios in the Schwab complex (SchwabFunds). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MATURITY OF INVESTMENTS. The Money Market Portfolio follows the regulations set forth by the SEC that dictate the maturity requirements for money market mutual funds. Generally, these requirements prohibit a portfolio from purchasing a security with a remaining maturity of more than 397 days or maintaining a dollar-weighted average portfolio maturity that exceeds 90 days.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, promissory notes, certificates of deposit, bankers' acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately. The SchwabFunds(R) money market fund that the Growth Portfolio may currently invest in is the Schwab Value Advantage Money Fund(R).

Each portfolio must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio may invest in money market securities.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as Freddie Mac and Fannie Mae, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The Growth Portfolio and its underlying funds may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of the portfolio or its underlying fund. Principal and interest payments on certain mortgage-related securities may be guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.

MUTUAL FUNDS are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. The Growth Portfolio will normally invest at least 50% of its assets in other SchwabFunds, which are registered open-end investment companies.


OTHER SECURITIES. Under certain circumstances, an underlying fund of the Growth Portfolio may make payment of a redemption by the portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, the Growth Portfolio may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the portfolios will be covered, which means that the portfolios will own the securities subject to the option so long as the option is outstanding.


A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a portfolio writes will be covered, which means that a portfolio will earmark or segregate cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a portfolio. However, in return for the option premium, a portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


A portfolio may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A portfolio may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A portfolio may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a portfolio generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a portfolio is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a portfolio and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A portfolio may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a portfolio, does not exceed 5% of its total assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest.

These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are sometimes called demand features or guarantees, and are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When a portfolio buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.


QUALITY OF INVESTMENTS. The Money Market Portfolio follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds. Generally these require the Money Market Portfolio to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two NRSROs, or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities are first tier securities. Second tier securities generally are rated within the second-highest category. The Money Market Portfolio's holdings of second tier securities will not exceed 5% of its assets, and investments in the second tier securities of any one issuer will be limited to the greater of 1% of the portfolio's assets or $1 million.


Should a security's high-quality rating change after purchase by the portfolio, the investment adviser would take such action, including no action, as determined to be in the best interest of the portfolio by the Board of Trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

REAL ESTATE investments are not directly restricted by the 1940 Act. However, the 1940 Act does require that every portfolio have a fundamental investment policy governing such investments. The portfolios have adopted a fundamental policy that would permit direct investment in real estate. However, the portfolios do not intend to invest directly in real estate.


REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.



Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.



In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.



Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.



REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a portfolio enters into will involve the portfolio as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A portfolio also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a portfolio might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The portfolio will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.



RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio or an underlying fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.


SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A portfolio may engage in security lending arrangements with the primary objective of increasing its income. For example, a portfolio may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.



A portfolio may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a portfolio may at any time call the loan and obtain the return of the securities loaned; (3) a portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the portfolio, including collateral received from the loan (at market value computed at the time of the loan).



Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a portfolio, it is expected that a portfolio will do so only where the items being voted upon, in the judgment of Charles Schwab Investment Management, Inc. ("CSIM") or the ("investment adviser"), either are material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.



SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the portfolios, including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by a portfolio may cause shareholders to pay duplicative fees.



SHORT SALES may be used by a portfolio as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. For example, short sales may be used as a quantitative technique to assemble a portfolio whose performance is expected to track that of the index. A portfolio may sell a security short only if the portfolio owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a portfolio makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A portfolio also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.



If the price of the security sold short increases between the time of the short sale and the time a portfolio replaces the borrowed security, a portfolio will incur a loss; conversely, if the price declines, a portfolio will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a portfolio owns or has the right to acquire, for the delivery at a specified date in the future. If a portfolio sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.



SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.


These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks and an underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for an underlying fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or an underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a fund. The SchwabFunds(R) stock funds that the Growth Portfolio may currently invest in are the Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R) and Schwab International Index Fund(R) or funds comprising the Schwab Equity Index Funds. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby a portfolio (or underlying fund) may, in certain circumstances, substitute a similar stock for a security in its index.


STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.


SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio or underlying fund will earmark or segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

U.S. TREASURY SECURITIES are obligations of the U.S. Treasury and include bills, notes and bonds. U.S. Treasury securities are backed by the full faith and credit of the United States Government.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a portfolio. In addition, a portfolio may exercise only its demand rights at certain times. A portfolio could suffer losses in the event that the issuer defaults on its obligation.

                             INVESTMENT LIMITATIONS


The following investment limitations may be changed only by a vote of a majority of a portfolio's outstanding voting shares.


THE MONEY MARKET PORTFOLIO MAY NOT:

(1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(8) Purchase securities or make investments other than in accordance with its investment objective and policies.

EACH OF THE GROWTH PORTFOLIO AND S&P 500 PORTFOLIO MAY NOT:

(1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

(2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder; except that the S&P 500 Portfolio may concentrate investments only to the extent that the S&P 500 Index(R) is also so concentrated.

(3) Purchase or sell commodities, commodities contracts or real estate; lend or borrow money; issue senior securities; underwrite securities; or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a portfolio from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).


Concentration. The SEC defines concentration as investing 25% or more of a portfolio's total assets in an industry or group of industries, with certain exceptions.


Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government or its agencies, or instrumentalities, or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the portfolio.

Lending. Under the 1940 Act, a portfolio may only make loans if expressly permitted by its investment policies.


Real Estate. The 1940 Act does not directly restrict a portfolio's ability to invest in real estate, but does require that every portfolio have a fundamental investment policy governing such investments. The portfolios have adopted a fundamental policy that would permit direct investment in real estate. However, the S&P 500 Portfolio and the MarketTrack Growth Portfolio have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the portfolios' Board of Trustees.


Senior Securities. Senior securities may include any obligation or instrument issued by a portfolio evidencing indebtedness. The 1940 Act generally prohibits portfolios from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a portfolio purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified portfolio may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

                            OTHER INVESTMENT POLICIES

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE MONEY MARKET PORTFOLIO MAY NOT:

(1) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry group if industries.


(2) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITS), (ii) purchase or sell futures contracts, options contracts, equity index participations, and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


(3)      Invest more than 10% of its net assets in illiquid securities.

(4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leverage) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(7) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(8) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures or other derivative instruments shall not constitute purchasing securities on margin.

EACH OF THE GROWTH PORTFOLIO AND S&P 500 PORTFOLIO MAY NOT:

(1) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each Portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


(2) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).


(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leverage) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4)      Invest more than 15% of its net assets in illiquid securities.

(5) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exception therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(7) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(8) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each portfolio may purchase securities to the extent that its index is also so concentrated).


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.


                          MANAGEMENT OF THE PORTFOLIOS


Each portfolio is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each portfolio. The trustees met 6 times during the most recent fiscal year.


Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly-traded company and the parent company of a portfolio's investment adviser and distributor.



This information is provided as of December 31, 2002. Each of the officers and/or trustees also serves in the same capacity as described for the trusts, for The Charles Schwab Family of Funds and Schwab Investments (the "fund complex"), which as of December 31, 2002, included 456 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.



Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



                                                TERM OF
                                                OFFICE           PRINCIPAL
                                                 AND             OCCUPATIONS
                           POSITION(S)          LENGTH           DURING THE
   NAME AND                 WITH THE            OF TIME           PAST FIVE            OTHER
 DATE OF BIRTH               TRUST              SERVED (1)          YEARS           DIRECTORSHIPS

                                          INDEPENDENT TRUSTEES
DONALD F. DORWARD           Trustee       Trustee of         Chief Executive
September 23, 1931                        Schwab Annuity     Officer, Dorward &
                                          Portfolios since   Associates
                                          1994.              (corporate
                                                             management,
                                                             marketing and
                                                             communications
                                                             consulting firm).
                                                             From 1996 to 1999,
                                                             Executive Vice
                                                             President and
                                                             Managing Director,
                                                             Grey Advertising.

ROBERT G. HOLMES            Trustee       Trustee of         Chairman, Chief
                                          Schwab             Executive



-----------------------------
(1) Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

May 15, 1931                              Annuity            Officer and
                                          Portfolios since   Director, Semloh
                                          1994.              Financial, Inc.
                                                             (international
                                                             financial services
                                                             and investment
                                                             advisory firm).

DONALD R. STEPHENS         Trustee        Trustee of         Managing Partner,
June 28, 1938                             Schwab Annuity     D.R. Stephens &
                                          Portfolios since   Company
                                          1994.              (investments).
                                                             Prior to 1996,
                                                             Chairman and Chief
                                                             Executive Officer
                                                             of North American
                                                             Trust (real estate
                                                             investment trust).

MICHAEL W. WILSEY          Trustee        Trustee of         Chairman and Chief
August 18, 1943                           Schwab Annuity     Executive Officer,
                                          Portfolios since   Wilsey Bennett,
                                          1994.              Inc. (truck and
                                                             air transportation,
                                                             real estate
                                                             investment and
                                                             management, and
                                                             investments).

MARIANN BYERWALTER         Trustee        Trustee of         Chairman of JDN        Ms. Byerwalter also is
August 13, 1960                           Schwab Annuity     Corporate Advisory     on the Board of
                                          Portfolios since   LLC. From 1996 to      Trustees of Stanford
                                          2000.              2001, Ms.              University, America
                                                             Byerwalter was the     First Companies,
                                                             Vice President for     Omaha, NE (venture
                                                             Business Affairs       capital/fund management),
                                                             and Chief              Redwood Trust, Inc.
                                                             Financial Officer      (mortgage finance),
                                                             of Stanford            Stanford Hospitals and
                                                             University and, in     Clinics, SRI International
                                                             2001, Special          (research), PMI
                                                             Advisor to the         Group, Inc.

                                                             President of           (mortgage insurance)
                                                             Stanford               and Lucile Packard
                                                             University.(2)         Children's Hospital;
                                                                                    Director until 2002,
                                                                                    LookSmart, Ltd. (an
                                                                                    Internet infrastructure
                                                                                    company).

WILLIAM A. HASLER        Trustee          Trustee of         Co-Chief Executive     Mr. Hasler also is on
November 22, 1941                         Schwab Annuity     Officer, Aphton        the Board of Directors
                                          Portfolios since   Corporation            of Solectron Corporation
                                          2000.              (bio-pharmaceuticals.  (manufacturing), Tenera,
                                                             Prior to August        Inc. (services and
                                                             1998, Mr. Hasler       software), Airlease
                                                             was Dean of the        Ltd. (aircraft leasing),
                                                             Haas School of         Mission West Properties
                                                             Business at the        (commercial real estate)
                                                             University of          and Digital Microwave
                                                             California,            Corporation (a network
                                                             Berkeley (higher       equipment corporation).
                                                             education).

GERALD B. SMITH          Trustee          Trustee of         Since 1990,            Mr. Smith is also on
September 28, 1950                        Schwab Annuity     Chairman and Chief     the Board of Directors
                                          Portfolios since   Executive Officer      of Rorento N.V.
                                          2000.              and founder of         (investments -
                                                             Smith Graham & Co.     Netherlands) and
                                                             (investment            Cooper Industries
                                                             advisors).             (electrical products,
                                                                                    tools and hardware),
                                                                                    and is a member of the
                                                                                    audit committee of
                                                                                    Northern Border Partners,
                                                                                    L.P. (energy);
                                                                                    Director until 2002,
                                                                                    Pennzoil Quaker State
                                                                                    Company (oil and gas).



-------------------------
(2) Charles Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                               INTERESTED TRUSTEES


CHARLES R. SCHWAB(2)(3)    Chairman and   Chairman and       Chairman, Co-Chief     Director, U.S. Trust
July 29, 1937              Trustee        Trustee of         Executive Officer      Corporation, United
                                          Schwab Annuity     and Director, The      States Trust Company
                                          Portfolios since   Charles Schwab         of New York, The Gap,
                                          1994.              Corporation; Chief     Inc. (a clothing
                                                             Executive Officer      retailer), Siebel
                                                             and Director,          Systems (a software
                                                             Schwab Holdings,       company) and Xign,
                                                             Inc.; Chairman and     Inc. (a developer of
                                                             Director, Charles      electronic payment
                                                             Schwab & Co.,          systems); Trustee,
                                                             Inc., Charles          Board of Trustees of
                                                             Schwab Investment      Stanford University,
                                                             Management, Inc.;      since 1993; Director
                                                             Chairman, Charles      until January 1999,
                                                             Schwab Holdings        Schwab Retirement Plan
                                                             (UK); Chairman and     Services, Inc., Mayer
                                                             Chief Executive        & Schweitzer, Inc. (a
                                                             Officer, Schwab        securities brokerage
                                                             (SIS) Holdings,        subsidiary of The
                                                             Inc. I, Schwab         Charles Schwab
                                                             International          Corporation), Performance
                                                             Holdings, Inc.         Technologies, Inc.
                                                                                    (technology company),
                                                                                    TrustMark, Inc.;
                                                                                    Director until July
                                                                                    2001, The Charles
                                                                                    Schwab Trust Company;
                                                                                    Director until March
                                                                                    2002, Audiobase, Inc.
                                                                                    (full-service audio
                                                                                    solutions for the
                                                                                    Internet); Director
                                                                                    until May 2002,
                                                                                    Vodaphone AirTouch PLC
                                                                                    (a telecommunications
                                                                                    company).



------------------------
(2) Charles Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since December 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.



(3) In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

JOHN PHILIP COGHLAN        Trustee        Trustee of         Vice Chairman and      Director, Performance
May 6, 1951                               Schwab Annuity     Executive Vice         Technologies, Inc.,
                                          Portfolios since   President, The         (technology company);
                                          2000.              Charles Schwab         Director, Charles
                                                             Corporation; Vice      Schwab Asset
                                                             Chairman and           Management (Ireland)
                                                             President - Retail,    Ltd. and Charles
                                                             Charles Schwab &       Schwab Worldwide Funds
                                                             Co., Inc.; Director,   PLC until March 2002.
                                                             Charles Schwab
                                                             Investment
                                                             Management, Inc.;
                                                             President, Chief
                                                             Executive Officer
                                                             and Director, The
                                                             Charles Schwab
                                                             Trust Company;
                                                             Chairman and
                                                             Director, Schwab
                                                             Retirement Plan
                                                             Services, Inc.,
                                                             Schwab Retirement
                                                             Technologies, Inc.
                                                             (formerly
                                                             TrustMark, Inc.).
                                                             Prior to July
                                                             2002, Mr. Coghlan
                                                             was Vice Chairman
                                                             and Enterprise
                                                             President,
                                                             Retirement Plan
                                                             Services and
                                                             Services for
                                                             Investment
                                                             Managers, Charles
                                                             Schwab & Co., Inc.

JEFFREY M. LYONS(3)        Trustee        Trustee of         Executive Vice
                                          Schwab             President, Asset



---------------------
(3) In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

February 22, 1955                         Annuity            Management Products
                                          Portfolios since   & Services since
                                          2002               September 2001,
                                                             Charles Schwab &
                                                             Co., Inc. Prior
                                                             to September 2001,
                                                             Mr. Lyons was
                                                             Executive Vice
                                                             President, Mutual
                                                             Funds, Charles
                                                             Schwab & Co., Inc.

                                    OFFICERS

RANDALL W. MERK            President and  Officer of         President and
July 25, 1954              Chief          Schwab Annuity     Chief Executive
                           Executive      Portfolios since   Officer, Charles
                           Officer        2002.              Schwab Investment
                                                             Management, Inc.
                                                             and Executive Vice
                                                             President, Charles
                                                             Schwab & Co.,
                                                             Inc. Prior to
                                                             September 2002,
                                                             Mr. Merk was
                                                             President and
                                                             Chief Investment
                                                             Officer, American
                                                             Century Investment
                                                             Management, and
                                                             Director, American
                                                             Century Companies,
                                                             Inc. (June 2001 to
                                                             August 2002);
                                                             Chief Investment
                                                             Officer, Fixed
                                                             Income, American
                                                             Century Companies,
                                                             Inc. (January 1997
                                                             to June 2001).

TAI-CHIN TUNG              Treasurer and  Officer of         Senior Vice            Director, Charles
March 7, 1951              Principal      Schwab Annuity     President and          Schwab Asset
                           Financial      Portfolios since   Chief Financial        Management (Ireland)
                           Officer.       1996.              Officer, Charles       Limited and Charles
                                                             Schwab Investment      Schwab Worldwide Funds
                                                             Management, Inc.;      PLC.
                                                             Vice President,
                                                             The Charles Schwab
                                                             Trust Company.

STEPHEN B. WARD            Senior Vice    Officer of         Director, Senior
April 5, 1955              President and  Schwab Annuity     Vice President and
                           Chief          Portfolios since   Chief Investment
                           Investment     1991.              Officer, Charles
                           Officer.                          Schwab Investment
                                                             Management, Inc.;
                                                             Chief Investment
                                                             Officer, The
                                                             Charles Schwab
                                                             Trust Company.

KOJI E. FELTON             Secretary      Officer of         Senior Vice
March 13, 1961                            Schwab Annuity     President, Chief
                                          Portfolios since   Counsel and
                                          1998.              Assistant
                                                             Corporate
                                                             Secretary, Charles
                                                             Schwab Investment
                                                             Management, Inc.
                                                             Prior to June
                                                             1998, Mr. Felton
                                                             was a Branch Chief
                                                             in Enforcement at
                                                             the U.S. Securities
                                                             and Exchange
                                                             Commission in San
                                                             Francisco.

The continuation of each portfolio's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the portfolio, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the portfolios' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.



At the May 22, 2002 meeting the Board of Trustees, including a majority of Independent Trustees, approved the portfolios' investment advisory and administration agreement with CSIM (Agreement) based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the portfolios under the Agreements; (2) the portfolios' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each portfolio's investment performance and how it compared to that of other comparable mutual funds; and
(4) the profitability of CSIM and its affiliates, including Schwab, with respect to each portfolio, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the portfolios, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the portfolios. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.


Second, with respect to each portfolio's expenses under the Agreement, the trustees considered each portfolio's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the portfolios' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each portfolio's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


Third, with respect to portfolio performance, the trustees considered each portfolio's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and/or yield and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given portfolio.


Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from their relationship with the portfolio, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the

Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the portfolios by CSIM and its affiliates. The Board also considered information about average expense ratios of portfolios in each portfolio's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.


In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.






The following table provides trustee compensation information as of December 31, 2002. Unless otherwise stated, information is for the fund complex.



                                               ($)
                                  Aggregate Compensation(4)
                                           From the:                                                  ($)
                             ---------------------------------------           Pension or             Total
                                Money                                     Retirement Benefits      Compensation
                                Market        Growth         S&P 500       Accrued as Part of       From Fund
   Name of Trustee            Portfolio      Portfolio      Portfolio      Portfolio Expenses       Complex(5)
---------------------------------------------------------------------------------------------------------------
Charles R. Schwab                0              0               0                 N/A                   0

Jeremiah H. Chafkin(6)           0              0               0                 N/A                   0

Jeffrey M. Lyons(7)              0              0               0                 N/A                   0

John P. Coghlan                  0              0               0                 N/A                   0


-----------------

(4) Compensation for the fiscal period ending December 31, 2002.



(5) Unless otherwise stated, information is for the fund complex, which included 45 funds as of December 31, 2002.



(6) Mr. Chafkin resigned for the board effective May 22, 2002.



(7) Appointed to the board on May 22, 2002.

                                               ($)
                                  Aggregate Compensation(4)
                                           From the:                                                  ($)
                              ---------------------------------------          Pension or             Total
                                Money                                     Retirement Benefits      Compensation
                                Market        Growth         S&P 500       Accrued as Part of       From Fund
   Name of Trustee            Portfolio      Portfolio      Portfolio      Portfolio Expenses       Complex(5)
---------------------------------------------------------------------------------------------------------------
Mariann Byerwalter            $   3,897      $   1,635      $   2,768              N/A             $    152,275

William A. Hasler             $   4,014      $   1,685      $   2,851              N/A             $    153,275

Gerald B. Smith               $   3,897      $   1,635      $   2,768              N/A             $    152,275

Donald F. Dorward             $   4,014      $   1,685      $   2,851              N/A             $    153,275

Robert G. Holmes              $   4,014      $   1,685      $   2,851              N/A             $    153,275

Donald R. Stephens            $   3,897      $   1,635      $   2,768              N/A             $    152,275

Michael W. Wilsey             $   3,864      $   1,626      $   2,760              N/A             $    147,550



The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.



                                                                                    Aggregate Dollar Range
    Name of                Dollar Range of Trustee Ownership of Equity             Of Trustee Ownership In
    Trustee                      Securities in the Portfolios:                        the Fund Complex
----------------------------------------------------------------------------------------------------------
Charles R. Schwab                             0                                       Over $100,000

John P. Coghlan                               0                                       Over $100,000

Jeffrey M. Lyons                              0                                       Over $100,000

Mariann Byerwalter                            0                                       $50,001 - $100,000

Donald F. Dorward                             0                                       Over $100,000

William A. Hasler                             0                                       $50,001 - $100,000

Robert G. Holmes                              0                                       Over $100,000

Gerald B. Smith                               0                                       Over $100,000

Donald R. Stephens                            0                                       Over $100,000

Michael W. Wilsey                             0                                       Over $100,000

                           DEFERRED COMPENSATION PLAN


Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.


                                 CODE OF ETHICS

The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the portfolios or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the portfolios. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of, April 15, 2003, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of the portfolios of the trust.



As of April 15, 2003, the following represents persons or entities that owned, directly or beneficially, more than 5% of the shares of a portfolio:



MONEY MARKET PORTFOLIO
Great West Life & Annuity Insurance Company, VA-1 Series Account                98.84%
First Great West Life & Annuity Insurance Company, VA-1 Series Account           3.17%
Ageon/TransAmerica                                                               0.98%

GROWTH PORTFOLIO
Great West Life & Annuity Insurance Company, VA-1 Series Account                74.35%
First Great Life & Annuity                                                       5.65%

S&P 500 PORTFOLIO
Great West Life & Annuity Insurance Company, VA-1 Series Account                89.48%
First Great Life & Annuity                                                       3.73%


Such control may dilute the effect of the votes of other shareholders of the portfolios.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco, CA 94104, serves as the portfolios' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation(8), Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


MONEY MARKET PORTFOLIO. For its advisory and administrative services to the portfolio, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the portfolio's average daily net assets as described below:

         First $1 billion - 0.38%
         More than $1 billion but not exceeding $10 billion - 0.35% More than $10 billion but not exceeding $20 billion - 0.32% More than $20 billion - 0.30%


For the fiscal years ended December 31, 2000, 2001 and 2002, the portfolio paid investment advisory and administration fees of $520,000 (fees were reduced by $22,000), $705,000 (fees were reduced by $12,000), and $756,000 (fees were reduced by $7,000), respectively.



The investment adviser and Schwab have contractually guaranteed that, through at least April 30, 2004, total annual operating expenses (excluding interest, taxes, certain non-routine and money fund insurance expenses, if any) of the Money Market Portfolio will not exceed 0.50% of the average daily net assets of the portfolio. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a portfolio. The expense cap is not intended to cover all portfolio expenses, and a portfolio's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and money fund insurance, if any, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


GROWTH PORTFOLIO. For its advisory and administrative services to the portfolio, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the portfolio's average daily net assets as described below:

         First $500 million - 0.44%
         More than $500 million - 0.39%

Prior to June 30, 2000, for its advisory and administrative services to the Growth Portfolio, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the portfolio's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million.


----------------------------
(8) Effective May 9, 2003, Charles Schwab will step down as Co-Chief Executive Officer.

For the fiscal years ended December 31, 2000, 2001 and 2002, the portfolio paid investment advisory and administration fees of $100,000 (fees were reduced by $58,000), $95,000 (fees were reduced by $70,000) and $92,000 (fees were reduced by $92,000), respectively.



The investment adviser and Schwab have contractually guaranteed that, through at least April 30, 2004, total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Growth Portfolio will not exceed 0.50% of the average daily net assets of the portfolio. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a portfolio. The expense cap is not intended to cover all portfolio expenses, and a portfolio's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


S&P 500 PORTFOLIO. For its advisory and administrative services to the portfolio, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the portfolio's average daily net assets as described below:

         First $500 million - 0.20%
         More than $500 million - 0.17%


For the years ended December 31, 2000, 2001 and 2002, the portfolio paid investment advisory and administration fees of $255,000 (fees were reduced by $29,000), $242,000 (fees were reduced by $62,000) and $223,000 (fees were reduced by $81,000), respectively.



The investment adviser and Schwab have contractually guaranteed that, through at least April 30, 2004, total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the S&P 500 Portfolio will not exceed 0.28% of the average daily net assets of the portfolio. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a portfolio. The expense cap is not intended to cover all portfolio expenses, and a portfolio's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides portfolio information to shareholders, including share price, shareholder ownership and account activities and distributes the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets the portfolios and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent and shareholder services agent under its contract with each portfolio, Schwab does not receive an annual fee.

                      CUSTODIANS AND PORTFOLIO ACCOUNTANTS


PFPC Trust Company, 8800 Tinicum Boulevard, Third Floor, Suite 200, Philadelphia, PA 19153 serves as custodian for the Money Market Portfolio and S&P 500 Portfolio. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809 serves as fund accountant to the Money Market Portfolio, and SEI Investments, Global Funds Services (formerly SEI Investments, Mutual Funds Services) (SEI), One Freedom Valley Dr., Oaks, PA 19456, serves as fund accountant to the S&P 500 Portfolio. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109 serves as custodian for the Growth Portfolio and SEI, One Freedom Valley Dr. Oaks, PA 19456, serves as fund accountant for this portfolio.


The custodians are responsible for the daily safekeeping of securities and cash held or securities sold by the portfolios. The fund accountants maintain all books and records related to each portfolio's transactions.

                             INDEPENDENT ACCOUNTANTS


The portfolios' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trusts and reviews certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the year ended December 31, 2002, are included in each portfolio's annual report, which is a separate report supplied with the SAI.


                                 OTHER EXPENSES

The portfolios pay other expenses that typically are connected with the trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the portfolios. Expenses not directly attributable to a particular portfolio will generally be allocated among the portfolios in the trust on the basis of each portfolio's relative net assets at the time the expense is incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each of the Growth Portfolio and S&P 500 Portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Money Market Portfolio's portfolio turnover rate for reporting purposes is expected to be zero.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The portfolios do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds.

The portfolio turnover rates are in the financial highlight tables in the prospectuses.

                             PORTFOLIO TRANSACTIONS


The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.



The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.



The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.



The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.



The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.



The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.



In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.






The Money Market Portfolio expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices, although in some cases they may include a commission like charge.





                              BROKERAGE COMMISSIONS


For the fiscal years ended December 31, 2000, 2001 and 2002, the Growth Portfolio paid no brokerage commissions to its affiliated broker-dealer.

For the fiscal years ended December 31, 2000, 2001 and, 2002, the S&P 500 Portfolio paid no brokerage commissions to its affiliated broker-dealer.



                             REGULAR BROKER-DEALERS



A portfolio's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from a portfolio; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of a portfolio's shares. During the fiscal year ended December 31, 2002, the following portfolios purchased securities issued by the following regular broker-dealers:



GROWTH PORTFOLIO



                                                         Value of Fund's Holdings as of
                    Regular Broker-Dealer                      December 31, 2002
--------------------------------------------------------------------------------------------
Bear Stearns Cos. Inc.                                              $ 6,534
Goldman Sachs Group, Inc.                                           $36,570
J.P. Morgan Chase & Co.                                             $47,760
Lehman Brothers Holdings, Inc.                                      $15,987
Merrill Lynch & Co., Inc.                                           $34,155
Morgan Stanley                                                      $41,118



S&P 500 PORTFOLIO



                                                         Value of Fund's Holdings as of
                    Regular Broker-Dealer                      December 31, 2002
--------------------------------------------------------------------------------------------
Bear Stearns Cos. Inc.                                              $ 66,053
Goldman Sachs Group, Inc.                                           $387,966
J.P. Morgan Chase & Co.                                             $561,840
Lehman Brothers Holdings, Inc.                                      $143,883
Merrill Lynch & Co., Inc.                                           $387,090
Morgan Stanley                                                      $512,972



MONEY MARKET PORTFOLIO



                                                        Value of Fund's Holdings as of
                     Regular Broker-Dealer                 December 31, 2002
------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                          $1,251,134,000
Morgan Stanley Dean Witter                                       $1,171,724,000
Goldman Sachs                                                    $1,033,000,000
UBS Painewebber, Inc.                                            $1,027,738,000
Salomon Smith Barney, Inc.                                       $1,018,934,000
Bank of America Securities, LLC                                  $  440,000,000
Bear Stearns Co., Inc.                                           $  459,094,000


                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Annuity Portfolios, an open-end investment management company organized as a Massachusetts business trust on January 21, 1994. The Declaration of

Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio.

The portfolios may hold special meetings which may cause the portfolios to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

Life insurance companies and their separate accounts are the record owners of portfolio shares. The portfolios understand that the life insurance companies will vote their shares in accordance with timely instructions received from contract owners who have allocated contract values to the portfolios, to the extent required by applicable laws.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash pursuant to elections made by the participating insurance companies. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

           PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF
                             SHAREHOLDER DOCUMENTS

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

You cannot purchase shares of the portfolios directly, but you may allocate account value under your variable contract to and from the portfolios in accordance with the terms of your variable contract. Please refer to the appropriate separate account prospectus for information on how to purchase units of a variable contract and how to select specific portfolios as investment options.

As long as the portfolios or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

The portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash. Please note that this ability to make in-kind redemptions may be effected by agreements made with participating insurance companies.

                                PRICING OF SHARES


The Money Market Portfolio values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the portfolio's investments at amortized cost with market values. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available are required to be valued at fair value using procedures approved by the Board of Trustees. The Money Market Portfolio uses approved pricing services to provide values for its portfolio securities. Securities may be fair valued pursuant to procedures approved by the Money Market Portfolio's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Money Market Portfolio pursuant to the procedures.



The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.


If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the Money Market Portfolio's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.



If the Money Market Portfolio's NAV calculated using market values declined, or was expected to decline, below its $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain a its $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if Money Market Portfolio's NAV calculated using market values were to increase, or were anticipated to increase above its $1.00 NAV calculated using amortized cost, the Board of Trustees might supplement dividends in an effort to maintain its $1.00 NAV.



Securities traded on stock exchanges are valued at the closing value on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the closing price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities of underlying mutual funds are valued at their respective net asset values as determined by those funds. Securities for which market quotations or closing values are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines and procedures adopted by the Board of Trustees. These procedures require that securities be valued on the basis of prices provided by approved pricing services, except when a price appears manifestly incorrect or events occurring between the time a price is furnished by a service and the time a portfolio calculates its share price materially affect the furnished price. The Board of Trustees regularly reviews fair values assigned to portfolio securities under these circumstances and also when no prices from approved pricing services are available.


                                    TAXATION

                              FEDERAL INCOME TAXES

For a discussion of the tax status of a particular Contract and the tax consequences of ownership of such a contract, refer to the appropriate Separate Account Prospectus. Shares of the portfolios are available only through separate accounts of participating insurance companies and plans.

It is each portfolio's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

Internal Revenue Service regulations applicable to separate accounts generally require that portfolios that serve as the funding vehicles for separate accounts invest no more than 55% of the value of their total assets in one investment, 70% in two investments, 80% in three investments and 90% in four investments.

Alternatively, a portfolio will be treated as meeting these requirements for any quarter of its taxable year if, as of the close of such quarter, the portfolio meets the diversification requirements applicable to regulated investment companies and no more than 55% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.

The portfolios intend to meet these requirements. Internal Revenue Service regulations also limit the types of investors that may invest in such a portfolio. The portfolios intend to meet this limitation by offering shares only to participating insurance companies and their separate accounts in connection with the purchase of contracts and variable life insurance policies and to plans.

A portfolio's transactions in futures contracts and forward foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of the portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

The Growth Portfolio may invest in a non-U.S. corporation that could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolio does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolio may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolio does invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the portfolio's shareholders. Therefore, the payment of this tax would reduce the portfolio's economic return from its shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying fund of the Growth Portfolio may invest in non-U.S. corporations which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

                         CALCULATION OF PERFORMANCE DATA

The following performance data does not take into account fees and charges that apply under variable contracts for which the portfolios serve as investment vehicles.


The Money Market Portfolio's seven-day yield based on the seven days ended December 31, 2002 is stated below and was calculated by determining the net change, exclusive of capital changes and incomes other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and the multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.



                     SEVEN-DAY YIELD AS OF DECEMBER 31, 2002



MONEY MARKET PORTFOLIO     0.97%



The Money Market Portfolio's effective seven-day yield based on the seven days ended December 31, 2002 is stated below and was calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, with the resulting figure, carried to at least the nearest one hundredth of one percent.



                SEVEN-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2002



MONEY MARKET PORTFOLIO     0.97%


A fund also may advertise its average annual total return and cumulative total return.


Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates. Average annual total returns for one year ended December 31, 2002, and each of Growth Portfolio's and S&P 500 Portfolio's commencement of operations are stated below.

                          AVERAGE ANNUAL TOTAL RETURNS


                                     One Year             5 Years               From Commencement
         Portfolio                    Ended                 Ended                      of
     (Commencement of               December 31,          December 31,            Operations to
       Operations)                     2002                 2002                December 31, 2002
------------------------------------- --------------------- --------------------- ---------------------------
Growth Portfolio                      -15.44%                -0.06%                   4.27%
(11/01/1996)

S&P 500 Portfolio                     -22.43%                -0.96%                   4.72%
(11/01/1996)



A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end December 31, 2002, for each of Growth Portfolio and S&P 500 Portfolio.



Portfolio (Commencement of Operations)                                Cumulative Total Return
---------------------------------------                               -----------------------
Growth Portfolio           (11/01/1996)                                        29.40%
S&P 500 Portfolio          (11/01/1996)                                        32.92%


The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings or mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to other asset class performance, performance of indices and mutual funds similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.


Examples of indices used for comparison purposes and the asset categories they represent are as follows: for large company stocks, the S&P 500 Index; for small company stocks, the Ibbottson, the Barra Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond indices.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, each Fund may report the percentage of its assets which fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-rating.


                                   FITCH, INC.


INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

             SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                           MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.


                                   FITCH, INC.


         Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


                                   FITCH, INC.


         F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                                     PART C
                                OTHER INFORMATION
                            SCHWAB ANNUITY PORTFOLIOS

Item 23.          Financial Statements and Exhibits.

Articles of                  (a)               Agreement and Declaration of Trust is incorporated herein by reference to
Incorporation                                  Exhibit 1, File No. 811-8314 of Post-Effective Amendment No. 7 to
                                               Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1998.

By-laws                      (b)               Amended and Restated Bylaws are incorporated herein by reference to Exhibit
                                               2, File No. 811-8314 of Post-Effective Amendment No. 3 to Registrant's
                                               Registration Statement on Form N-1A, electronically filed on April 29, 1996.

Instruments Defining         (c)     (i)       Article III, Sections 4 and 5; Article IV, Section 1; Article V; Article VIII,
Rights of Security                             Section 4; and Article IX, Sections 1, 4, and 7 of the Agreement and
Holders                                        Declaration of Trust is incorporated herein by reference to Exhibit 1, File No.
                                               811-8314 of Post-Effective Amendment No. 7 to Registrant's Registration
                                               Statement on Form N-1A, electronically filed on February 27, 1998.

                                     (ii)      Article 9 and Article 11 of the Amended and Restated Bylaws are
                                               incorporated herein by reference to Exhibit 2, File No. 811-8314 of Post-
                                               Effective Amendment No. 3 to Registrant's Registration Statement on Form N-
                                               1A, electronically filed on April 29, 1996.

Investment Advisory          (d)     (i)       Investment Advisory and Administration Agreement between Registrant and
Contracts                                      Charles Schwab Investment Management, Inc. (the "Investment Advisor")
                                               dated June 15,1994 is incorporated herein by reference to Exhibit 5(a), File
                                               No. 811-8314 of Post-Effective Amendment No. 6 to Registrant's Registration
                                               Statement on Form N-1A, electronically filed on April 30, 1997.

                                     (ii)      Amended Schedule A to Investment Advisory and Administration Agreement
                                               between Registrant and the Investment Advisor dated June 15, 1994 is incorporated herein by reference to Exhibit 5(b), File No. 811-8314 of Post-
                                               Effective Amendment No. 5 to Registrant's Registration Statement on Form N-
                                               1A, electronically filed on September 9, 1996.

                                     (iii)     Amended Schedule B to Investment Advisory and Administration Agreement
                                               between Registrant and the Investment Advisor is incorporated herein by reference to Exhibit 5(c), File No. 811-8314 of Post-Effective Amendment No.
                                               7 to Registrant's Registration Statement on Form N-1A, electronically filed on February 27, 1998.

                                     (iv)      Schedule A and B, to the Amended and Restated Investment Sub-Advisory
                                               and Administration Agreement between the Investment Advisor and
                                               Symphony is incorporated herein by reference to Exhibit 5(d), File No. 811-
                                               8314 of Post-Effective Amendment No. 5 to Registrant's Registration
                                               Statement on Form N-1A, electronically filed on September 9, 1996.

Underwriting                 (e)     (i)       Distribution Agreement between Registrant and Charles Schwab & Co., Inc.
Contracts                                      ("Schwab") dated March 29, 1994 is incorporated herein by reference to
                                               Exhibit 6(a), File No. 811-8314 of Post-Effective Amendment No. 7 to
                                               Registrant's Registration Statement on Form N-1A, electronically filed on
                                               February 27, 1998.

                                     (ii)      Amended Schedule A to Distribution Agreement between Registrant and
                                               Schwab dated March 29, 1994 is incorporated herein by reference to Exhibit 6(b),
                                               File No. 811-8314 of Post-Effective Amendment No. 5 to Registrant's
                                               Registration Statement on Form N-1A, electronically filed on September 9, 1996.

Bonus or Profit              (f)               Inapplicable.
Sharing Plans

Custodian                    (g)     (i)       Custodian Services Agreement between Registrant and PFPC Trust on behalf of
Agreements                                     Schwab Money Market Portfolio and Schwab S&P 500 Portfolio dated May 22, 2002, is electronically filed herewith as Exhibit (g)(i), File No. 811-8314.

                                     (ii)      Transfer Agency Agreement between Registrant and Schwab dated March 29, 1994 is incorporated herein by reference to Exhibit 8(f), File No. 811-8314 of
                                               Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form
                                               N-1A, electronically filed on February 27, 1998.

                                     (iii)     Schedule B and D to the Transfer Agency Agreement between Registrant and Schwab dated March 29, 1994 is incorporated herein by reference to Exhibit 8(g), File
                                               No. 811-8314 of Post-Effective Amendment No. 7 to Registrant's Registration
                                               Statement on Form N-1A, electronically filed on February 27, 1998.

                                     (iv)      Amended Schedules A and C to the Transfer Agency Agreement between Registrant and Schwab dated March 29, 1994 are incorporated herein by reference to Exhibit
                                               8(f), File No. 811-8314 of Post-Effective Amendment No. 5 to Registrant's
                                               Registration Statement on Form N-1A, electronically filed on April 30, 1997.

                                     (v)       Shareholder Service Agreement between Registrant and Schwab dated March 29, 1994 is incorporated herein by reference to Exhibit 8(i), File No. 811-8314 of
                                               Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form
                                               N-1A, electronically filed on February 27, 1998.

                                     (vi)      Amended Schedules A and C to the Shareholder Service Agreement between
                                               Registrant and Schwab dated March 29, 1994 is incorporated herein by reference to Exhibit 8(h), File No. 811-8314 of Post-Effective Amendment No. 5 to
                                               Registrant's Registration Statement on Form N-1A, electronically filed on April
                                               30, 1997.

                                     (viii)    Schedule B to the Shareholder Service Agreement between Registrant and Schwab dated March 29, 1994 is incorporated herein by reference to Exhibit 8(k), File
                                               No. 811-8314 of Post-Effective Amendment No. 7 to Registrant's Registration
                                               Statement on Form N-1A, electronically filed on February 27, 1998.

                                     (ix)      Accounting Services Agreement and Schedules A, B and C between Registrant and
                                               SEI Fund Resources, on behalf of the Schwab MarketTrack Growth Portfolio II is incorporated herein by reference to Exhibit 8(l), File No. 811-8314 of
                                               Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form
                                               N-1A, electronically filed on April 30, 1998.

                                     (x)       Accounting Services Agreement dated March 24, 1994 between Registrant and PNC
                                               Bank, National Association is incorporated herein by reference to Exhibit 8(m),
                                               File No. 811-8314 of Post-Effective Amendment No. 7 to Registrant's Registration
                                               Statement on Form N-1A, electronically filed on February 27, 1998.

                                     (xi)      Amendment No. 1 to the Accounting Services Agreement dated February 5, 1996 between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit
                                               (g)(xv), File No. 811-8314 of Post-Effective Amendment No. 11 to Registrant's
                                               Registration Statement on Form N-1A, electronically filed on April 26, 2000.

                                     (xii)     Amended Accounting Services Agreement by and between the Registrant and SEI Fund
                                               Resources, dated as of April 1, 1998 is incorporated herein by reference to
                                               Exhibit g)(xvii), File No. 811-8314 of Post-Effective Amendment No. 10 to
                                               Registrant's Registration Statement on Form N1-A, electronically filed on
                                               April 22, 1999.

                                     (xiii)    Custodian Services Agreement dated October 28, 1999 between the Registrant and
                                               Brown Brothers Harriman & Co., on the behalf of Schwab MarketTrack Growth
                                               Portfolio II is incorporated herein by reference to Exhibit (g)(xviii), File No.
                                               811-8314 of Post-Effective Amendment No. 11 to Registrant's Registration
                                               Statement on Form N-1A, electronically filed on April 26, 2000.

                                     (xiv)     Accounting Services Agreement between Registrant and PFPC, Inc. on behalf of
                                               Schwab Money Market Portfolio, dated May 22, 2002, is electronically filed herewith as Exhibit (g)(xiv), File No. 811-8314.

                                     (xv)      Rule 17f-5 and 17f-7 Foreign Custody Services Agreement between Registrant and
                                               PFPC Inc. Dated May 22, 2002, is electronically filed herein as Exhibit (g)(xv).

Other Material               (h)               License Agreement between Registrant and Standard & Poor's Corporation is
Contracts                                      incorporated herein by reference to Exhibit 9, File No. 811-8314 of
                                               Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form
                                               N-1A, electronically filed on September 9, 1996.

Legal Opinion                (i)               Opinion of Counsel is electronically filed herewith as Exhibit (i), File No.
                                               811-8314

Other Opinions               (j)               Auditors' Consent is electronically filed herewith as Exhibit (j), File No. 811-
                                               8314.

Omitted Financial            (k)               Inapplicable.
Statements

Initial Capital              (l)     (i)       Purchase Agreement between Registrant and Schwab relating to Schwab Money Market
Agreements                                     Portfolio is incorporated herein by reference to Exhibit 13(a), File No.
                                               811-8314 of Post-Effective Amendment No. 7 to Registrant's Registration
                                               Statement on Form N-1A, electronically filed on February 27, 1998.

                                     (ii)      Purchase Agreement between Registrant and Schwab relating to Schwab Asset
                                               Director(R)-High Growth Portfolio and Schwab S&P 500 Portfolio is incorporated herein by reference to Exhibit 13(b), File No. 811-8314 of Post-Effective
                                               Amendment No. 5 to Registrant's Registration Statement on Form N-1A,
                                               electronically filed on September 9, 1996.

Rule 12b-1 Plan              (m)               Inapplicable.

Financial Data Schedule      (n)               Inapplicable.

Rule 18f-3 Plan              (o)               Inapplicable.

Power of Attorney            (p)     (i)       Power of Attorney executed by Mariann Byerwalter, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(i), File No. 811-8314.

                                     (ii)      Power of Attorney executed by William A. Hasler, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(ii), File No. 811-8314.

                                     (iii)     Power of Attorney executed by Gerald B. Smith, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(iii), File No. 811-8314.

                                     (iv)      Power of Attorney executed by Charles R. Schwab, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(iv), File No. 811-8314.

                                     (v)       Power of Attorney executed by Jeffrey M. Lyons, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(v), File No. 811-8314.

                                     (vi)      Power of Attorney executed by John Philip Coghlin, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(vi), File No. 811-8314.

                                     (vii)     Power of Attorney executed by Donald F. Dorward, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(vii), File No. 811-8314.

                                     (viii)    Power of Attorney executed by Robert G. Holmes, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(viii), File No. 811-8314.

                                     (ix)      Power of Attorney executed by Donald R. Stephens, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(ix), File No. 811-8314.

                                     (x)       Power of Attorney executed by Michael W. Wilsey, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(x), File No. 811-8314.

                                     (xi)      Power of Attorney executed by Tai-Chin Tung, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(xi), File No. 811-8314.

                                     (xii)     Power of Attorney executed by Randall W. Merk, dated September 4, 2002, is electronically filed herewith as Exhibit (p)(xii), File No. 811-8314.

Code of Ethics               (q)               Code of Ethics adopted by Registrant, Charles Schwab Investment Management Inc.
                                               and Charles Schwab & Co., Inc. is incorporated herein by reference to Exhibit
                                               (q), File No. 811-8314, of Post-Effective Amendment No. 12 to Registrant's
                                               Registration Statement on Form N-1A, electronically filed on February 9, 2001.


Item 24.          Persons Controlled by or under Common Control with the Fund.

         The Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"); are advised by the Investment Advisor; and employ Schwab as their principal underwriter, transfer agent, and shareholder services agent. As a result, the Charles Schwab Family of Funds, Schwab Investments and Schwab Capital Trust may be deemed to be under common control with Registrant.

Item 25.          Indemnification.

         Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.          Business and Other Connections of Investment Adviser.


         Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.


         The business, profession, vocation or employment of a substantial nature in which each director and/or senior or executive officer of the investment adviser (CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.


Name and Position
with Registrant                  Name of Company                                   Capacity
------------------------------------------------------------------------------------------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman, Director
Chairman, Chief
Executive Officer
and Trustee
                                 The Charles Schwab Corporation                    Chairman and Co-Chief Executive
                                                                                   Officer, Director

                                 Charles Schwab Investment Management,             Chairman, Director
                                 Inc.

                                 Schwab Holdings, Inc.                             Chief Executive Officer,
                                                                                   Director

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------
                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 Charles Schwab Holdings (UK)                      Chairman

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 The Gap, Inc.                                     Director

                                 Siebel Systems                                    Director

                                 Xign, Inc.                                        Director

                                 Stanford University                               Trustee

                                 Audiobase, Inc.                                   Director until March 2002

                                 Vodaphone AirTouch PLC                            Director until May 2002

                                 The Charles Schwab Trust Company                  Director until July 2001

David S. Pottruck                Charles Schwab & Co., Inc.                        President and Chief Executive
                                                                                   Officer, Director

                                 The Charles Schwab Corporation                    President and Co-Chief Executive
                                                                                   Officer, Director

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 Schwab (SIS) Holdings, Inc. I                     President and Chief Operating
                                                                                   Officer

                                 Schwab Holdings, Inc.                             President and Chief Operating
                                                                                   Officer, Director

                                 Schwab International Holdings, Inc.               President and Chief Operating
                                                                                   Officer

Name and Position
with Registrant                  Name of Company                                   Capacity
------------------------------------------------------------------------------------------------------------------
                                 Charles Schwab Investment Management,             Director until October 2001
                                 Inc.

John Philip Coghlan              Charles Schwab & Co., Inc.                        Vice Chairman and President
Trustee                                                                            - Retail. Prior to July 2002,
                                                                                   Mr. Coghlan was Vice
                                                                                   Chairman and Enterprise
                                                                                   President - Retirement Plan
                                                                                   Services and Services for
                                                                                   Investment Managers.

                                 The Charles Schwab Corporation                    Vice Chairman and Executive Vice
                                                                                   President

                                 Charles Schwab Investment Management,             Director
                                 Inc.

                                 The Charles Schwab Trust Company                  President, Chief Executive
                                                                                   Officer and Director

                                 Schwab Retirement Technologies, Inc. (formerly    Chairman and Director
                                 TrustMark, Inc.)

                                 Schwab Retirement Plan Services, Inc.             Chairman and Director

                                 Performance Technologies, Inc.                    Director

                                 Charles Schwab Asset Management (Ireland) Ltd.    Director until March 2002

                                 Charles Schwab Worldwide Funds PLC                Director until March 2002

Willie C. Bogan                  The Charles Schwab Corporation                    Assistant Corporate Secretary

                                 Charles Schwab & Co., Inc.                        Vice President and Assistant
                                                                                   Corporate Secretary

                                 Charles Schwab Investment Management, Inc.        Assistant Corporate Secretary

                                 The Charles Schwab Trust Company                  Assistant Corporate Secretary
                                                                                   until February 2000

Name and Position
with Registrant                  Name of Company                                   Capacity
------------------------------------------------------------------------------------------------------------------
Jeffrey M. Lyons                 Charles Schwab & Co., Inc.                        Executive Vice President,
Trustee                                                                            Asset Management Products
                                                                                   & Services. Prior to
                                                                                   September 2001, Mr. Lyons
                                                                                   was Executive Vice
                                                                                   President, Mutual Funds.

Randall W. Merk                  Charles Schwab & Co., Inc.                        Executive Vice President.
President and Chief Executive                                                      Prior to September 2002, Mr.
Officer                                                                            Merk was President and
                                                                                   Chief Investment Officer,
                                                                                   American Century Investment
                                                                                   Management and Director,
                                                                                   American Century
                                                                                   Companies, Inc. (June 2001 to
                                                                                   August 2002); Chief
                                                                                   Investment Officer, Fixed
                                                                                   Income, American Century
                                                                                   Companies, Inc. (January
                                                                                   1997 to June 2001).

                                 Charles Schwab Investment Management,             President and Chief
                                 Inc.                                              Executive Officer

Koji E. Felton,                  Charles Schwab Investment Management,             Senior Vice President, Chief
Secretary                        Inc.                                              Counsel and Assistant Corporate
                                                                                   Secretary

Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Financial Officer

Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversite and Corporate
                                                                                   Secretary

Lon Gorman                       Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Capital Markets and
                                                                                   Trading

Daniel O. Leemon                 Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Business Strategy

Dawn G. Lepore                   Charles Schwab & Co., Inc.                        Vice Chairman - Technology and
                                                                                   Administration

Name and Position
with Registrant                  Name of Company                                   Capacity
------------------------------------------------------------------------------------------------------------------
Frederick E. Matteson            Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Smaller Portfolio Investors &
                                                                                   Core Initiative

Mary McLeod                      Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

John P. McGonigle                Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Mutual Funds

Geoffrey J. Penney               Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Information Officer

Gideon Sasson                    Charles Schwab & Co., Inc.                        Enterprise President - Brokerage
                                                                                   Operations

Maurisa Sommerfield              Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Operations

William Atwell                   Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Institutional and
                                                                                   International

Tai-Chin Tung,                   Charles Schwab Investment Management,             Senior Vice President and Chief
Treasurer and Principal          Inc.                                              Financial Officer
Financial Officer

                                 The Charles Schwab Trust Company                  Vice President

                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited

                                 Charles Schwab Worldwide Funds PLC                Director

Stephen B. Ward,                 Charles Schwab Investment Management,             Director, Senior Vice President
Senior Vice President and        Inc.                                              and Chief Investment Officer
Chief Investment Officer

                                 The Charles Schwab Trust Company                  Chief Investment Officer
Name and Position
with Registrant                  Name of Company                                   Capacity
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman, Director
Chairman, Chief
Executive Officer and
Trustee

Name and Position
with Registrant                  Name of Company                                   Capacity
------------------------------------------------------------------------------------------------------------------
                                 The Charles Schwab Corporation                    Chairman and Co-Chief Executive
                                                                                   Officer, Director

                                 Charles Schwab Investment Management, Inc.        Chairman, Director

                                 Schwab Holdings, Inc.                             Chief Executive Officer, Director

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer


Item 27.          Principal Underwriters.

                  (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for the The Charles Schwab Family of Funds, Schwab Investments, and Schwab Capital Trust and intends to act as such for any other investment company which Schwab may sponsor in the future.

                  (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

                  (c) Not applicable.

Item 28.          Location of Accounts and Records.


         All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant; Registrant's investment advisor and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former custodian and fund accountants, Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York 11201, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian and fund accountant are as follows: PFPC Trust Company, 8800 Tinicum Boulevard, Third Floor, Suite 200, Philadelphia, Pennsylvania 19153 serves as custodian for the Schwab Money Market Portfolio and Schwab S&P 500 Portfolio; PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809 serves as fund accountant to the Schwab Money Market Portfolio, and SEI Investments Mutual Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456, serves as fund accountant to the Schwab S&P 500 Portfolio; Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109 serves as custodian for the Schwab MarketTrack Growth Portfolio II and SEI Investments Mutual Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456, serves as fund accountant for the Schwab MarketTrack Growth Portfolio II; or Morgan Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103.

Item 29.          Management Services.

         Not applicable.

Item 30.          Undertakings.

         Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 16 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on this 21st day of April, 2003.

                                         SCHWAB ANNUITY PORTFOLIOS
                                         Registrant

                                         Charles R. Schwab*
                                         ------------------
                                         Charles R. Schwab, Chairman and Trustee

         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 21st day of April, 2003.

     Signature                                     Title
     ---------                                     -----
Charles R. Schwab*                Chairman and Trustee
-------------------
Charles R. Schwab

Randall W. Merk*                  President and Chief Executive Officer
----------------
Randall W. Merk

John Philip Coghlan*              Trustee
--------------------
John Philip Coghlan

Jeff Lyons*                       Trustee
-----------
Jeff Lyons

Mariann Byerwalter*               Trustee
--------------------
Mariann Byerwalter

Donald F. Dorward*                Trustee
-------------------
Donald F. Dorward

William A. Hasler*                Trustee
--------------------
William A. Hasler

Robert G. Holmes*                 Trustee
--------------------
Robert G. Holmes

Gerald B. Smith*                  Trustee
--------------------
Gerald B. Smith

Donald R. Stephens*               Trustee
--------------------
Donald R. Stephens

Michael W. Wilsey*                Trustee
--------------------
Michael W. Wilsey

Tai-Chin Tung*                    Treasurer and Principal Financial Officer
--------------------
Tai-Chin Tung

*By: /s/ Timothy W. Levin
     --------------------
     Timothy W. Levin, Attorney-in-Fact
     Pursuant to Power of Attorney

                                 Exhibit Index


Exhibit No.    Document
-----------    ------------------------------------

(g)(i)         Custodian Services Agreement

(g)(xiv)       Accounting Services Agreement

(g)(xv)        Rule 17f-5 & 17f-7 Custody Agreement

(i)            Legal Opinion

(j)            Auditors' Consent

(p)(i)         Power of Attorney

(p)(ii)        Power of Attorney

(p)(iii)       Power of Attorney

(p)(iv)        Power of Attorney

(p)(v)         Power of Attorney

(p)(vi)        Power of Attorney

(p)(vii)       Power of Attorney

(p)(viii)      Power of Attorney

(p)(ix)        Power of Attorney

(p)(x)         Power of Attorney

(p)(xi)        Power of Attorney

(p)(xii)       Power of Attorney